UNITED STATES
	      SECURITIES AND EXCHANGE COMMISSION
	           Washington, D.C.  20549


	                   FORM 8-K


	               CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) December 17, 2001


           ENERGY & ENGINE TECHNOLOGY CORPORATION
    (Exact name of registrant as specified in its charter)


               BIDDER COMMUNICATIONS, INC.
      (Former Name if changed since last report))

        NEVADA              0-32129	            88-0471842
(State or other         (Commission File      (IRS Employer
jurisdiction of           Number)             Identification No.)
incorporation)


	5308 WEST PLANO PARKWAY, PLANO, TEXAS  75093
	(Address of principal executive offices)


Registrant's telephone number, including area code: (972) 732-6360












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ITEM 5.   OTHER EVENTS


On December 17, 2001, the Board of Directors of registrant elected Richard P. MacCoon as a director and Mark L. Whittaker as Vice
President - Investor Relations.

The following persons are the current officers and directors of registrant:

Willard G. McAndrew III - Chairman, President, Chief Executive
Officer and Director

Roger Wurtele Vice President, Secretary, Chief Financial Officer and Director

Mark L. Whittaker Vice President-Investor Relations

Richard P. MacCoon- Director

Biographical Information:
-------------------------
Willard G. McAndrew, III: From 1996 until 1998 Mr. McAndrew served as president and a director of McAndrew Management II, Inc., a developer and operator of oil and gas production projects located in Richardson, Texas.

From 1998 to the date of this document he has served as President and Manager of Millennium Fuels USA, LLC., an associate of Millennium Fuels Corporation.

Mr. McAndrew has been the President and the Chairman of the Board of Directors of Millenium Fuels Corporation since 2001.
Millennium is a developer and producer of both fuels and alternative fuels, domiciled in Plano, Texas.

Roger Wurtele:	From 2001 to the date of this document, Mr.
Wurtele has served as a director and Vice-President of Millennium Fuels Corporation, a subsidiary of the registrant and as Vice President and a director of the registrant. From 1998 to the present he has served as the manager of Millennium Fuels, USA, LLC, and as principal financial officer. Millennium Fuels, USA, LLC is a developer of products in both the fuels and alternative fuels industries.

From 1995 until 1998, Mr. Wurtele was the President and a director of Controllership Services, Inc., a provider of financial consulting services located in Shreveport, Louisiana

Mr. Wurtele holds a Bachelors Degree in Business Administration from the University of Nebraska and is admitted as a Certified
Public Accountant in the states of Colorado and Louisiana.

Mark L. Whittaker:Mr. Whittaker has been the President of 600
Racing, a North Carolina company, since March of 1997.



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Richard P. MacCoon:  Richard P. MacCoon has been the Manager of MR
RPM, LLC, a Washington limited liability company engaged in the business of aircraft modification and engine development, from 1995 to the present. Mr. MacCoon is a World War II Veteran, an Army Air Force fighter pilot from 1942 until 1945 and a commercial pilot from 1945 until 1997 with flight test FAA Certification experience. He is a former Commissioner of Los Angeles County Human Relations and has participated in the design, renovation, modification, advertising, public relations, touring and marketing of aircraft, race cars and engines.

On January 10, 2002 registrant's Board of Directors adopted registrant's 2002 Consulting Services Plan (the "Consulting Plan") in order to advance the interests of the Corporation by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the Corporation by employees, directors and former directors of, and contractors and consultant to, the Corporation, and its Subsidiaries who have: 1) served without salaries or other compensation; and 2) assisted the Corporation with support services for its business development. The Consulting Plan provides for an aggregate of 1,000,000 shares of the registrant's $.001 par value common stock, valued at $.20 per share that may be awarded from time to time at the sole discretion of the Board of Directors.

The Consulting Plan is included as  Exhibit 99(a) to this Form 8-
K.

As a result of registrant's name change as previously reported, registrant's common shares are currently trading on the OTCBB under the ticker symbol EENT.

The registrant currently has 10,181,907 shares of its $.001 par value common stock outstanding.


FORWARD-LOOKING STATEMENTS
--------------------------
Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes

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that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.


EXHIBITS
--------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


FINANCIAL STATEMENTS:

Financial statements will be included in registrant's Form
10-KSB.

EXHIBITS:
--------
The following exhibits are filed with this Form 8-K:


EXHIBIT NUMBER
--------------
DESCRIPTION OF EXHIBIT
----------------------
99(a)  -   2002 CONSULTING SERVICES PLAN




                               SIGNATURES
                               ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Energy & Engine Technology
                               Corporation

Date:  01/15/02                By:/S/ WILLARD G. MCANDREW III
                     		  Chairman and President









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